Receivables and payables	12 Months Ended
Dec. 31, 2021
Subclassifications Of Assets Liabilities And Equities [Abstract]
Receivables and payables

5. Receivables and payables

As of December 31, 2021 and 2020, other receivables consist mainly of reimbursements to be received from third parties, including VAT, insurance premiums and shared-costs of research and development studies, and other payables and other current liabilities include mainly costs of clinical services. All receivables and payables are due from and to third parties and carried at amortized cost. Subsequent to year end, the Group collected USD 2.9 million of other receivables representing a refund from the U.S. Federal Drug Administration.

All payables have a contract maturity within one year.